UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (888) 810-5760

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 15, 2026, the Board of Directors (the “Board”) of Beeline Holdings, Inc. (the “Company”) formed a special committee of the Board (the “Special Committee”) to evaluate and explore strategic opportunities that may be available to the Company, including a potential strategic transaction involving TTYL, a privately held company (“TTYL”) with a blockchain-enabled platform focused on the tokenization of deed-recorded fractional equity interests in U.S. residential real estate as real-world assets.

The Special Committee was formed in light of the related-party nature of any potential transaction involving TTYL. Nicholas R. Liuzza, Jr. is the founder and principal shareholder of the Company and serves as the Company’s Chief Executive Officer and is also the founder, principal shareholder and Chief Executive Officer of TTYL.

The Special Committee consists solely of independent and disinterested directors. The Board has granted the Special Committee authority to, among other things, review, evaluate, negotiate, approve or disapprove strategic opportunities, including any related-party transaction involving TTYL, and retain independent legal, financial and other advisors as the Special Committee deems appropriate to assist it in discharging its duties.

As of the date of this Current Report, no decision has been made to proceed with any transaction involving TTYL or any other strategic opportunity, and there can be no assurance that the Company will enter into any definitive agreement or consummate any transaction involving TTYL or any other strategic opportunity. The Company does not undertake any obligation to provide updates regarding the Special Committee’s review or any potential transaction, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer